UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                           |X|
Filed by a party other than the Registrant        |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                         Mendocino Brewing Company, Inc.
                (Name of Registrant as Specified in its Charter)
                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing party:
      (4)   Date filed:

                         MENDOCINO BREWING COMPANY, INC.

                                1601 Airport Road
                             Ukiah, California 95482
                                 (800) 733-3871

                                                                November 3, 2006

Dear Shareholder:

      I would like to personally invite you to attend the Annual Meeting of Shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2 p.m., Pacific Standard Time, on Monday, November 27, 2006, at our brewery located at 1601 Airport Road, Ukiah, California. Additional information about our Company and about the Annual Meeting accompanies this letter, and I urge each of you to read through all this material carefully.

      Your Company successfully launched Red Tail Lager in the year 2005, This product with a smooth light feel and a crisp sweet finish is targeted towards consumers preferring lighter bodied ales. Your Company also introduced a new variety pack, appropriately named "Cast of Hawks" to be sold in Costco stores. This package gives new consumers the opportunity to taste four separate products in one pack. On the East Coast, our Winter Special Ale seasonal beer met with such success that we decided to launch a Summer Special Ale for our consumers on the East Coast. Your Company also introduced updated package design for its existing products, which was very well received in the market.

      Your Company's European subsidiary UBSN launched a major advertising campaign to increase exposure of Kingfisher Lager Beer in the competitive U.K. marketplace. Hundreds of billboards, taxis and bus shelters carried Kingfisher posters. We believe the campaign managed by the J. Walter Thompson advertising agency created broad exposure and fortified the brand locally. The consumer response to this campaign was positive. UBSN also successfully launched Kingfisher Natural Spring Water, a product of exceptional taste and quality, drawn from natural springs close to the Cambrian Mountains in Wales.

      Your Company continues to maintain its focus on its core business and capitalize on the brand equity of its product portfolio. We place a strong emphasis on further penetration of our primary markets on both coasts. We expect to continue gaining brand awareness and market share as a result of the strength of our brand portfolio and our sales, marketing and promotional campaigns.

      I would like to express my personal gratitude to our dedicated employees, management and Board of Directors for their tireless effort and contributions during this past year.

      Finally, I would like to thank you, our esteemed shareholders, for your continued support. On your behalf, we will continue to pursue our objectives of market leadership in each of our primary markets.



                                                              Dr. Vijay Mallya

                                                              Chairman

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871
                                                                November 3, 2006

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2:00 p.m., Pacific Standard Time, on Monday, November 27, 2006, at our brewery located at 1601 Airport Road, Ukiah, California (the "Annual Meeting").

      As described in the accompanying Proxy Statement, at the Annual Meeting the shareholders will elect directors of the Company for the forthcoming year. Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh, all of whom are currently members of the Company's Board of Directors, have been nominated by the Board of Directors for election to the Board of Directors this year.

      You will also be asked to ratify and approve the appointment of Pohl, McNabola, Berg & Company, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. The Board of Directors does not anticipate that any additional proposals will be presented for consideration at the Annual Meeting.

      Your Board of Directors recommends that you vote FOR the election of its nominees for director, and FOR ratification of the appointment of Pohl,
McNabola, Berg & Company, LLP as the Company's independent registered pubic accounting firm for the fiscal year ending December 31, 2006. You are encouraged to read the enclosed Proxy Statement, which provides detailed information concerning all of the proposals which are expected to come before the Annual Meeting, and the enclosed Annual Report to Shareholders which includes information on the Company's operations as well as the Company's audited financial statements.

      Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date, and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

      All of us at Mendocino Brewing Company look forward to seeing you at the Annual Meeting.

                                             Sincerely,


                                             N. Mahadevan
                                             Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To be held on Monday, November 27, 2006
                        ---------------------------------

      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held at 2:00 p.m., Pacific Standard Time, on Monday, November 27, 2006, at our brewery located at 1601 Airport Road, Ukiah, California, for the following purposes:

      1. To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond,
            H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

      2. To ratify and approve the appointment of Pohl, McNabola, Berg & Company, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

      3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on November 3, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

      To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend. PLEASE NOTE THAT THE ENCLOSED PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

                                          By Order of the Board of Directors


                                          ----------------------------------
Ukiah, California                         N. Mahadevan
November 3, 2006                          Corporate Secretary

                                TABLE OF CONTENTS

Caption                                                                 Page No.
-------                                                                 --------

INTRODUCTION...................................................................1
         Matters for Consideration at the Annual Meeting.......................1

GENERAL INFORMATION............................................................2
         Persons Making the Solicitation.......................................2
         Voting Securities of the Company......................................2
         Solicitation of Proxies...............................................4
         Revocability of Proxies...............................................4
         Market Listing........................................................5
         Forward Looking Statements Regarding the Company......................5
         Available Information.................................................5

PROPOSAL NO. 1:  ELECTION OF DIRECTORS.........................................5
         Nominees for Director.................................................6
         Directors and Executive Officers of the Company.......................6
         Board of Directors' Meetings and Committees...........................7
         Report of the Audit Committee.........................................8
         Director Compensation.................................................9
         Security Ownership of Certain Beneficial Owners and Management........9
         Executive Compensation...............................................11
         Report of the Compensation Committee.................................11
         Stock Option Grants..................................................12
         Certain Transactions.................................................12
         Certain Other Agreements.............................................12
         Section 16(a) Beneficial Ownership Reporting Compliance..............12
         Comparative Performance Graph........................................13

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS...................................13

OTHER MATTERS.................................................................14
         Independent Auditors.................................................14
         Fees and Services....................................................15
         Shareholder Communications with the Board of Directors...............15
         Shareholder Proposals to be Presented at the Next Annual Meeting.....15
         Availability of Form 10-K............................................16
         Other Matters to be Considered at the Annual Meeting.................16

         Attached Documents:
         Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (WITHOUT EXHIBITS)

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 27, 2006


                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held at 2:00 p.m., Pacific Standard Time, on Monday, November 27, 2006, at our brewery located at 1601 Airport Road, Ukiah, California, and at any adjournment or adjournments thereof (the "Annual
Meeting"). The approximate date on which this Proxy Statement and the accompanying proxy were first mailed to shareholders is November 9, 2006. The mailing address of the principal executive offices of the Company is: 1601 Airport Road, Ukiah, CA 95482, and its telephone number is: (800) 733-3871.

Matters for Consideration at the Annual Meeting

      At the Annual Meeting, shareholders will be asked to consider and to vote upon the following:

      Proposal No. 1: To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

      Proposal No. 2: To ratify and approve the appointment of Pohl, McNabola, Berg & Company, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

      THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS.

                               GENERAL INFORMATION

Persons Making the Solicitation

      This solicitation of Proxies is being made by the Company's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities.

Voting Securities of the Company

      All properly executed Proxies delivered pursuant to this solicitation and not previously revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may alternatively attend the Annual Meeting and vote their shares in person. The Company recommends that shareholders planning to attend the meeting submit proxies so that such shareholders' votes will be counted if they later decide not to attend the meeting. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" the election of each of the Board of Directors' nominees for Director (as indicated in Proposal No. 1), "For" the ratification of the approval of Pohl, McNabola, Berg & Company, LLP as the Company's independent registered accounting firm and otherwise in the discretion of the proxy holders.

      Outstanding Shares; Record Date. There were issued and outstanding 11,628,174 shares of the Company's Common Stock (the "Common Stock") and 227,600 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") at the close of business on November 3, 2006, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

      Voting Generally.

      Holders of Common Stock. On any matter submitted to the vote of the shareholders, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the special rules relating to the election of directors, please see below under the captions "Election of Directors" and "Cumulative Voting."

      Holders of Series A Preferred Stock. The Company's Series A Preferred Stock does not have voting rights, except to the extent required by law, and accordingly the holders of the Series A Preferred Stock will not have the right to vote on any matter scheduled to come before the Annual Meeting.

      Voting Procedures. Holders of the Company's Common Stock may vote in favor of or against any of the Proposals, or may abstain from voting on Proposal No. 2, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any Proposal, however, the shares represented by any signed proxy will be voted FOR that Proposal. If a shareholder wishes to do so, he or she may also attend the Annual Meeting in person, and either submit a signed proxy card at that time or vote by ballot at the Annual Meeting.

      Votes Required for Approval. Directors of the Company will be elected (Proposal No. 1) by the vote of a plurality of the shares of Common Stock which are present at the Annual Meeting, as discussed below under the heading "Election of Directors." Thus, abstentions and broker non-votes could have an indirect effect on the outcome of the election of directors, since they will enable a smaller number of votes to determine the outcome of the election.

      Ratification of Proposal No. 2 (approval of Pohl, McNabola, Berg & Company, LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2006) will require only the affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting. Thus, abstentions and broker non-votes, although they will be counted in determining whether a quorum is present for the vote on all matters to come before the Annual Meeting, will have no direct effect on the outcome of the votes on Proposal No. 2.

      Election of Directors. With respect to the election of directors, shareholders may vote "For" all or some of the nominees or shareholders may vote "Withhold" with respect to one or more of the nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

      A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been so indicated, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been so indicated, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, then he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by the inspector of elections appointed by the Board of Directors who will act as the tabulating agent for the Annual Meeting.

      Cumulative Voting. In connection with the election of directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if a shareholder present at the Annual Meeting gives written notice at the Annual Meeting to the chairman of the meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of the directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

      If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible.

      Under the California General Corporation Law, cumulative voting may not be used in connection with any matter other than the election of directors.

      Quorum. The presence of the persons entitled to vote a majority of the voting shares of the Company at the Annual Meeting, whether those persons are present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment.

      Votes Cast at the Annual Meetings. The inspector of election appointed by the Board of Directors will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

Solicitation of Proxies

      The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

      A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such a proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company at Mendocino Brewing Company, Inc., 1601 Airport Road, Ukiah, CA 95482 an instrument revoking the proxy or a duly executed proxy bearing a later date. In addition, if the person executing a proxy is present at the Annual Meeting, and elects to vote in person, the powers of the proxy holders will be superseded as to those proposals on which the shareholder actually votes at the Annual Meeting.

Market Listing

      The Company's Common Stock is quoted on the OTC Bulletin Board of The Nasdaq Stock Market, Inc. under the symbol "MENB".

Forward Looking Statements Regarding the Company

      Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Available Information

      The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies can be made or obtained at or by writing to the public reference facilities of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Such material may also be accessed electronically through the Company's filings on EDGAR on the Commission's internet website (http://www.sec.gov).

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

      At the Annual Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected or until their earlier resignation or removal. Under the Company's Bylaws, the Company's Board of Directors may consist of between five (5) and nine (9) members, with the exact number within that range being determined by the Board of Directors. At present the Board has set the number of directors at seven (7).

      Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner as to withhold authority so to vote for any specific nominee. If any nominee for any reason is unable to serve, or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

Nominees for Director

      The entire Board of Directors acts as the nominating committee in the consideration of director nominees. The Board of Directors has nominated seven
(7) individuals to serve as directors of the Company until the next Annual Meeting, all of whom are current members of the Board of Directors. The Board of Director's nominees are: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh. As of the date of this Proxy Statement, no other names had been placed in nomination for consideration by the shareholders at the Annual Meeting.

      The Board of Directors has not adopted a charter or any other set of rules with respect to the nominating process. While the Board of Directors would carefully consider the nomination of any candidate for director who may be recommended by the Company's shareholders, due to the lack of such nominations in the past it has not felt the need to adopt any specific policy in this regard. Similarly, it has not adopted any specific minimum qualifications for candidates for election as director or identified any specific qualities or skills that such candidates should possess. Any shareholder wishing to submit a recommendation for a nominee for the Board of Directors should follow the procedures set forth herein under the caption "Shareholder Communications With the Board of Directors".

Directors and Executive Officers of the Company

      The following table sets forth the names, ages as of November 1, 2006, and certain information regarding each of the Company's current Directors and executive officers, and each of the Board of Director's nominees for director:


Name                                        Age      Position                                         Director
----                                        ---      --------                                         --------
                                                                                                       Since
Scott R. Heldfond                           61       Director                                           2005
H. Michael Laybourn                         68       Director                                           1993
Vijay Mallya, Ph.D.                         50       Director and Chairman of the Board                 1997
Jerome G. Merchant*+                        45       Director                                           1997
Mahadevan Narayanan                         48       Chief Financial Officer and Secretary              ----
Sury Rao Palamand, Ph.D.*+                  76       Director                                           1998
Kent D. Price*+                             63       Director                                           1998
Yashpal Singh                               60       Director, President and Chief Executive            1997
                                                     Officer

--------------
*     Member of the Audit/Finance Committee.
+     Member of the Compensation Committee.

      Biographical information about all of the above-listed Directors of the Company is incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 which accompanies this Proxy Statement, under the heading "Item 10 - Directors and Executive Officers of the Company".

Board of Directors' Meetings and Committees

      During the fiscal year ended December 31, 2005, the Board of Directors held three (3) meetings. No Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and any committees of which such Director was a member.

      Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2005 Annual Meeting, all seven members of the Board of Directors were in attendance.

      Listed below are the committees of the Board of Directors, along with the names of the Directors who served as members of each committee during 2005 and the first ten months of 2006.

      Audit and Finance Committee. The Board of Directors has a standing Audit/Finance Committee and a standing Compensation Committee.

      Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee (established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended), which met three times during fiscal year 2005. Mr. Palamand did not attend one of those meetings. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company. In the judgment of the Company's Board of Directors, Messrs. Price and Palamand are "independent," as that term is defined in Section 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc, but Mr. Merchant is not.

      Nominating Committee. Because of its limited size, the Board of Directors does not have a nominating committee or a committee performing similar functions. Instead, all of the directors participate in the consideration of director nominees. Several of the Company's Directors would not be considered to be "independent" under the rules of the New York Stock Exchange or any of the other national securities exchanges.

      Compensation Committee. Messrs. Merchant, Price, and Palamand presently serve as the members of the Company's Compensation Committee, which considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executive, and makes recommendations to the Board of Directors regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to directors who are also employees of the Company. The Compensation Committee met three times during fiscal year 2005.

      Compensation Committee Interlocks and Insider Participation. Messrs. Merchant, Price and Palamand presently serve as the members of the Company's Compensation Committee. Mr. Merchant formerly served as the Company's Chief Financial Officer from November 1997 to October 1998. During 2005, no executive officer of the Company served on the compensation committee (or equivalent) or board of directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board of Directors.



Report of the Audit Committee

      The following audit committee report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be
(i) "soliciting materials," (ii) "filed" with the SEC, (iii) subject to Regulation 14A or 14C, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      The Board of Directors maintains an Audit/Finance Committee comprised of three (3) of the Company's outside directors. The Board of Directors and the Audit/Finance Committee believe that the Audit/Finance Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. ("NASD") governing audit committee composition, including the requirement that all audit committee members be "independent directors." The Audit/Finance Committee has adopted a written charter, a copy of which is attached hereto as Exhibit A.

      The Audit/Finance Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit/Finance Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, and (iii) received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

      Based on the review and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC.

                                 Approved by the Members of the Audit Committee:


                                                 Jerome G. Merchant
                                                 Sury Rao Palamand
                                                 Kent D. Price

Director Compensation

      The Company's policy with respect to compensation of outside directors for their services as directors is as follows: each outside director receives $3,000 per meeting of the Board of Directors he attends and $1,000 per committee meeting he attends. The outside directors have opted to receive such compensation in shares of the Company's Common Stock pursuant to the terms of the Directors' Compensation Plan. Such shares are valued at the higher of the book value of the Company's Common Stock for the applicable year or the average fair market value of such stock over the course of the applicable year of the meeting for which the Director is being compensated. The outside directors received the number of shares of Common Stock as compensation for their attendance at meetings of the Board of Directors and committees thereof held during fiscal year 2005, as set forth beside their names below:



        Name                                           Number of Shares
        ----                                           ----------------
        Scott R. Heldfond                                   22,221
        H.  Michael Laybourn                                22,221
        Sury Rao Palamand                                   34,566
        Kent Price                                          29,628

      Mr. Merchant receives a monthly fee of $4,000 in exchange for consulting services he provides to the Company. This monthly fee is in lieu of the standard directors' compensation of $3,000 per meeting of the Board of Directors and $1,000 per committee meeting attended.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of the close of business on November 1, 2006, for (a) each shareholder known by the Company to own beneficially five percent (5%) or more of the outstanding shares of the Company's Common Stock or Series A Preferred Stock; (b) each Director and named executive officer; and (c) all Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                          Amount and Nature of
                  Name and Address of                          Beneficial            Approximate Percentage
                   Beneficial Owner                            Ownership(1)                Of Class
                   ----------------                            ------------                --------
COMMON STOCK:

United Breweries of America, Inc.+                             3,087,818(2)                 26.55%

Inversiones Mirabel S.A                                        5,500,000                    47.30%
  Hong Kong Bank Building
  6th Floor, Samuel Lewis Avenue
  P O Box 6-4298, El Dorado
  Panama City

Scott R. Heldfond                                                 22,221                     0.19%
One Maritime Plaza, Suite 1600
San Francisco, Ca 94111

H.  Michael Laybourn++                                           393,741(3)                  3.37%

United Breweries (Holdings) Limited                            8,587,818(4)                 73.85%
100/1, Richmond Road
Bangalore -560 025
India

Dr. Vijay Mallya(6)                                            8,587,818(5)                 73.85%

Jerome G. Merchant++                                             153,742(3)                  1.32%

Sury Rao Palamand, Ph.D                                          202,670(3)                  1.74%
  50 Crestwood Executive
  Center, Suite 207
  St.  Louis, MO 63126

Kent D. Price                                                    237,512(3)                  2.03%
  101 California St
  San Francisco, CA 94111

Yashpal Singh++                                                       --                       --

N. Mahadevan++                                                        --                       --

All Directors and executive officers as a group                9,597,704(3)                 82.53%
         (8 persons)

SERIES A PREFERRED STOCK:

H.  Michael Laybourn                                               6,100                      2.7%

All Directors and executive officers as a group                    6,100                      2.7%
         (8 persons)

--------------
+        .........1050 Bridgeway, Sausalito, CA 94965
++       .........1601 Airport Road, Ukiah, CA 95402

(1) Applicable percentages of ownership are based on 11,628,174 shares of Common Stock outstanding and 227,600 shares of Series A Preferred Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

(2) Does not include 1,801,455 shares issuable upon conversion of certain convertible notes issued to UBA.

(3) Includes 48,077 shares subject to options exercisable or that will be exercisable within 60 days.

(4) Includes all shares held by UBA and Inversiones. United Breweries (Holdings) Limited ("UBHL") is the beneficial owner of UBA and Inversiones because they are both owned or controlled by UBHL.

(5) Includes all shares indirectly held by UBHL. Does not include 1,801,455 shares issuable upon conversion of certain convertible notes issued by the Company to UBA. Dr. Mallya disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

[6] As of November 7, 2006, Dr. Mallya held directly and indirectly 27,393,750 shares of UBHL stock totaling 46.09% of all outstanding shares of UBHL.

Executive Compensation

      The annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 2003, 2004, and 2005 is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, under the heading "Item 11 - Executive Compensation - Summary Compensation Table," and that table is incorporated into this Proxy Statement by reference.

      During those years, there were no restricted stock awards or long-term incentive program payouts, and none of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

Report of the Compensation Committee

      The Compensation Committee determines the compensation for the Company's President and Chief Executive Officer, Yashpal Singh, and its Chief Financial Officer and Secretary, N. Mahadevan. The Company entered into an employment agreement with its current President and Chief Executive Officer, Yashpal Singh, effective on April 1, 1998 which was extended during 2004 and will now expire in 2008 (but may be extended or terminated at any time, by either party, upon six months notice). Mr. Singh received a base salary of $120,000 for the fiscal year ended December 31, 2005 and a bonus of $43,300. The Company provides Mr. Singh with medical and dental benefits and $250,000 in life insurance benefits. Mr. Mahadevan received a base salary of $75,000 for the fiscal year ended December 31, 2005 and a bonus of $22,575. The Company provides Mr. Mahadevan with medical and dental benefits.

      The Compensation Committee reviews annually, the performance of Mr. Singh and Mr. Mahadevan to evaluate and approve bonus and salary revisions. The Committee evaluates several performance factors to determine the compensation of these executives. These factors for the fiscal year ended December 31, 2005 included, but were not limited to, management and development of operations, general leadership qualities, effective management of available resources including human resources, and the ability to anticipate and prepare for future opportunities and problems.

                          Approved by the Members of the Compensation Committee:

                                            Jerome G. Merchant
                                            Sury Rao Palamand
                                            Kent D. Price

Stock Option Grants

      No stock options nor freestanding stock appreciation rights were held by, granted to, or exercised by any of the Company's executive officers during the fiscal year ended December 31, 2005; and no such options nor stock appreciation rights have been granted to or exercised by any executive officer to date during 2006.

Certain Transactions

      Master Line of Credit Agreement

      On August 31, 1999, the Company and United Breweries of America, Inc. ("UBA") entered into a Master Line of Credit Agreement, which was subsequently amended on April 28, 2000, and February 12, 2001 (the "Credit Agreement"). The terms of the Credit Agreement provide the Company with a line of credit in the principal amount of up to $1,600,000.

      UBA has made thirteen (13) separate advances to the Company under the Credit Agreement, and one separate advance on terms substantially similar to those of the Credit Agreement, each pursuant to an eighteen-month promissory note, (collectively, the "UBA Notes"). On December 28, 2001, MBC and UBA entered into a Confirmation of Waiver which confirms that as of August 13, 2001, UBA waived its rights with regard to all conversion rate protection as set forth in the UBA Notes.

      As of the date of this Proxy Statement, the aggregate outstanding principal amount of the UBA Notes is $1,915,371, and the accrued but unpaid interest thereon is equal to approximately $786,811.

Certain Other Agreements

      In addition to the agreements referred to above, the Company has entered into a number of other agreements and relationships with companies that may be viewed as related entities, including among others a license agreement for the Kingfisher trademark, an agreement for the distribution of lager and beer products in Europe, and a brewing agreement and a loan agreement in connection with the brewing and distribution of beers and related products sold under the Kingfisher trademark in Europe. Descriptions of these transactions are incorporated by reference to Item 13 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 which accompanies this Proxy Statement, under the headings "Certain Relationships and Related Transactions - License of the Kingfisher Trademark," "--Distribution Agreement," "--Market Development Agreement," and "--Brewing License Agreement".

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's directors and executive officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file reports with the Securities and Exchange Commission ("SEC") of each such person's ownership of equity securities of the Company and changes in such person's ownership. These persons are required by SEC regulations to furnish the Company with copies of all such forms they file.

      Based solely on a review of written statements of the Company's insiders and Forms 3, 4, and 5 furnished to the Company, except as previously disclosed, no transactions were not reported on a timely basis nor were there any known failures to file a required report.

Comparative Performance Graph

      Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and an index comprised of other publicly-traded craft beer companies (the "Peer Group") for the period beginning on December 31, 2000 and ended on December 31, 2005. The total return on the Company's Common Stock, the Russell 2000 Index and the Peer Group Index assumes the value of each investment was $100 on December 31, 2000, and that any dividends were reinvested. The points represent fiscal year-end index levels based on the last trading day in each fiscal year. Return information is historical and not necessarily indicative of future performance.

[LINECHART]

----------------------- --------- ------- -------- -------- ------ -----------
                            2000    2001     2002     2003   2004        2005
----------------------- --------- ------- -------- -------- ------ -----------
MENDOCINO BREWING            100      64       41       25     21          14
----------------------- --------- ------- -------- -------- ------ -----------
PEER GROUP                   100     187      160      201    231         266
----------------------- --------- ------- -------- -------- ------ -----------
RUSSEL 2000 INDEX            100     101       79      115    135         139
----------------------- --------- ------- -------- -------- ------ -----------


      The Company's Peer Group is comprised of three publicly traded craft beer companies. As required, the returns of each of the component companies in the Peer Group return are calculated and weighted according to their respective market capitalization at the beginning of the period. The Peer Group is composed of: Red Hook Ale Brewery, Inc. (NASDAQ: HOOK), The Boston Beer Company, Inc. (NYSE: SAM), and Pyramid Breweries Inc. (Nasdaq: PMID).

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

      The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise their right to cumulative voting, in which case all shares will be accorded cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see "GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Annual Meeting in connection with the election of directors.

            THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               EACH OF THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.

                                  OTHER MATTERS

Independent Auditors

      The Company had appointed Moss Adams, L.L.P. ("Moss Adams"), as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ended December 31, 2004. On September 2, 2005, the Company received a letter from Moss Adams stating that Moss Adams would not stand for reappointment as the Company's independent auditor for the fiscal year ending December 31, 2005. Neither of the principal accountant's reports on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Moss Adams would have caused it to make reference to the subject matter of the disagreement in connection with its report. During the Company's two most recent fiscal years, Moss Adams never advised the Company of either of the following:
(1) that the internal controls necessary for the Company to develop reliable financial statements did not exist; or (2) that information had come to its attention that led it to no longer be able to rely on the Company's management's representations, or that made it unwilling to be associated with the financial statements prepared by management.

      In addition, Moss Adams did not, during the Company's two most recent fiscal years, advise the Company of the need to expand significantly the scope of its audit, or that information had come to its attention that had, or if further investigated may have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued in connection with any current or future report (including information that, unless resolved to Moss Adams' satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); or (2) caused it to be unwilling to rely on the Company's management's representations, or that made it unwilling to be associated with the Company's financial statements.

      The Company, with the approval of the audit committee, subsequently appointed Pohl, McNabola, Berg & Company, LLP ("PMB") as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2005. The Company's Annual Report on Form 10-K for the year ended December 31, 2005, which incorporates the 2005 financial statements, is included (without Exhibits) with this Proxy Statement.

Fees and Services

      All audit and other services performed by PMB on behalf of the Company are approved in advance by the Audit Committee, on a case-by-case basis.

      Audit Fees.

      The aggregate fees billed by PMB for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2005 totaled $90,000.

      Tax Fees.

      The aggregate fees billed by PMB for tax products and services provided to the Company for the fiscal year ended December 31, 2005 totaled $15,000.

      Descriptions of the fees paid to Moss Adams are incorporated by reference to Item 14 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 which accompanies this Proxy Statement, under the heading "Principal Accounting Fees and Services."

      The Audit Committee has determined that the provision of the services rendered above is compatible with the maintenance of each of Moss Adams' and PMB's independence, respectively.

      The Company is not aware that any significant amount of the work done during the course of PMB's audit of the Company's financial statements for the fiscal year ended December 31, 2005 was performed by persons other than PMB's full-time, permanent, employees.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF POHL, MCNABOLA, BERG & COMPANY LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Shareholder Communications with the Board of Directors

      The Board of Directors has a process by which shareholders may communicate with the Board of Directors, the non-management directors, or with any individual director concerning the Company. Shareholders wishing to do so may write to the Board of Directors or to the applicable director or directors; such communications should be addressed as follows: N. Mahadevan, Corporate Secretary, Mendocino Brewing Company, Inc., 1601 Airport Road, Ukiah, CA 95482. The envelope should indicate that it contains a shareholder communication. All such communications relating to the Company will be forwarded to the entire Board of Directors, the director or directors to whom they are addressed, as applicable.

Shareholder Proposals to be Presented at the Next Annual Meeting

      Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company a reasonable time before the Company begins to print and mail its proxy materials in connection with that meeting. The Company will advise its shareholders of the date of its next (2007) Annual Meeting of Shareholders, once that date has been set, through its Quarterly Reports on Form 10-Q or by a Current Report on Form 8-K. If a shareholder proposal for consideration at the 2007 Annual Meeting is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement for that meeting, and set forth on the form of proxy issued for the 2007 Annual Meeting of Shareholders.

      For a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the Shareholder must deliver written notice to the Secretary of the Company at the Company's principal executive offices a reasonable time before the Company mailed its proxy materials for this year. Notice of such proposals should be addressed to:

                  N. Mahadevan
                  Corporate Secretary
                  Mendocino Brewing Company, Inc.
                  1601 Airport Road
                  Ukiah, California  95482

      It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

Availability of Annual Report on Form 10-K

      Included with this Proxy Statement, and partially incorporated herein, is a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (without exhibits). THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, AN ADDITIONAL COPY OF THIS REPORT (also without Exhibits). Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T. McDaniel, Manager, Shareholder Relations, 1601 Airport Road, Ukiah, CA 95482, Telephone: (800) 733-3871.

Other Matters to be Considered at the Annual Meeting

      The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified herein. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.


                                          Mendocino Brewing Company, Inc.


Dated: November 9, 2006                   /s/ Yashpal Singh
                                          -----------------
                                          Yashpal Singh
                                          President, Chief Executive Officer and
                                          Director

Attached Documents

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (not including the Exhibits thereto) accompanies this Proxy Statement. The Company hereby incorporates by reference into this Proxy Statement by reference the following items of the Company's Annual Report on Form 10-K, described above:

      1  Biographical   information  about  the  Directors  of  the  Company  is
incorporated by reference from "Item 10 - Directors and Executive Officers of the Company".

      2 The Summary Compensation Table is incorporated by reference from "Item 11 - Executive Compensation - Summary Compensation Table".

      3 Descriptions of certain transactions are incorporated by reference from "Item 13 - Certain Relationships and Related Transactions".

      4 Descriptions of the fees paid to Moss Adams are incorporated by reference from "Item 14 - Principal Accounting Fees and Services".

      The information specifically incorporated by reference herein is deemed to be a part of this Proxy Statement; but only to the extent that any statements or information contained therein have not been superseded or corrected by statements or information provided in this Proxy Statement.

                                                                       EXHIBIT A


                         MENDOCINO BREWING COMPANY, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    Purpose

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Mendocino Brewing Company, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

      o monitor the periodic reviews of the adequacy of the accounting and financial reporting process and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

      o review and evaluate the independence and performance of the Company's independent auditors; and

      o facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

      The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the Company's independent auditors. Nor is the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.   Membership

      All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      As of the date this charter is adopted, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.  Meetings

      Meetings of the Committee shall be held from time to time as determined by the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.   Responsibilities and duties

      The following shall be the principal recurring process of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

      1 Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

      2 In connection with the Committee's review of the financial statements:

         o Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

         o Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      3 In connection with the Committee's review of the quarterly financial statements:

         o Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

         o Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

      4 Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

      5 Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Audit Committee by each group.

      6 Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

      7 Review the independence and performance of the independent auditors. Recommend to the Board the appointment or discharge of the independent auditors.

      8 Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following; (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

      9 Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

      10 Review the independent auditor's audit plan.

      11 Approve the fees and other significant compensation to be paid to the independent auditors.

      12 Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

      13 Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required to by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

      14 Maintain minutes and periodically report to the Board on significant matters related to the Committee's responsibilities.

      15 Review and reassess the adequacy of the Committee's charter at least annually.

      16 Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.

             Mendocino Brewing Company, Inc.

|_| Mark this box with an X if you have made changes to your name or address details above.

--------------------------------------------------------------------------------
   Annual Meeting Proxy Card
--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR Proposals 1 and 2.

| A | Election of Directors

1.    Election of Directors:

      Election of the 7 Directors nominated by the Board (or if any nominee is not available for election, such substitute(s) as the Board of Directors may designate).

                          For Withhold                             For Withhold
01 - Dr. Vijay Mallya     |_|   |_|       05 - Sury Rao Palamand   |_|   |_|


02 - H. Michael Laybourn  |_|   |_|       06 - Kent D. Price       |_|   |_|


03 - Jerome G. Merchant   |_|   |_|       07 - Yashpal Singh       |_|   |_|


04 - Scott R. Heldfond    |_|   |_|


| B |  Issues
                                                         For Against Abstain
2. To ratify the appointment of Pohl, McNabola, Berg &   |_|   |_|     |_|
   Company, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

Mark this box with an X if you plan to attend the annual meeting.   |_|

| C | Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy)       Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box

____/____/______        __________________________________________________      __________________________________________________


0 1 1 1 1 9 1           1 U P X                 C O Y                   +


001CD40001 00MZCA

--------------------------------------------------------------------------------
  Proxy - Mendocino Brewing Company, Inc.
--------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned holder of shares of Common Stock of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and appoints Dr. Vijay Mallya, Jerome Merchant, and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held at 2:00 p.m. Pacific Standard Time, on Monday, November 27, 2006, at the Company's brewery located at 1601 Airport Road, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock held of record by the undersigned on November 3, 2006.

  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 1 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND FOR THE RATIFICATION OF THE APPOINTMENT OF POHL, MCNABOLA, BERG & COMPANY, LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006. IN THEIR DISCRETION, THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

  If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.